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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in Registration Statement No. 333-89655 of Community Shores Bank Corporation on Form S-8 of our report dated May 17, 2002, included in this Annual Report on Form 11-K of Community Shores Bank 401(k) Plan for the year ended December 31, 2001.





                                           Crowe, Chizek and Company LLP

Grand Rapids, Michigan
June 26, 2002